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EXHIBIT 23.3

                  TELFORD SADOVNICK, P.L.L.C.
                  CERTIFIED PUBLIC ACCOUNTANTS


           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into Verida Internet Corp.'s previously filed Registration Statement
File No. 333-95211 on Form S-8.

                              /s/ Telford Sadovnick, P.L.L.C
                              Certified Public Accountants

Bellingham, Washington
April 6, 2000






























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